UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant [ ]

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[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
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THE ALKALINE WATER COMPANY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THE ALKALINE WATER COMPANY INC.

FOR THE ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 29, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of The Alkaline Water Company Inc. (the "Company") hereby appoints Richard A. Wright and David A. Guarino, and each of them, as attorneys and proxies, each with the power to appoint his substitute, and authorizes each of them to represent and vote all of the shares of common stock of the Company that the undersigned stockholder is entitled to vote at the annual and special meeting of stockholders of the Company to be held on Wednesday, September 29, 2021 at 9 a.m., Arizona time, at the offices of Dickinson Wright PLLC, 1850 North Central Avenue, Suite 1400, Phoenix, Arizona 85004 or any adjournment thereof, on the matters set forth below, and in his discretion on any other matters as may be properly brought before the meeting or any adjournment thereof, with all the powers which the undersigned stockholder would possess if personally present at the meeting or any adjournment thereof.

The Board of Directors recommends a vote "For" all of the listed nominees and all Proposals.

		For	Against	Abstain
1.	To elect as a director of the Company:
	Richard A. Wright	☐	☐	☐
	David A. Guarino	☐	☐	☐
	Aaron Keay	☐	☐	☐
	Frank Lazaran	☐	☐	☐
	Brian Sudano	☐	☐	☐

		For	Against	Abstain
2.	To ratify the appointment of Prager Metis CPAs, LLC as the independent registered public accounting firm of the Company	☐	☐	☐

		For	Against	Abstain
3.	To hold a non-binding advisory vote on the compensation of our named executed officers as disclosed in the proxy statement	☐	☐	☐

		For	Against	Abstain
4.

To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the private placement completed on July 6, 2021 and issuance of securities thereunder, including the issuance of 4,757,381 shares of our common stock on the conversion of 4,757,381 subscription receipts issued by our company on July 6, 2021 and the issuance of 4,757,381 shares of our common stock upon the exercise of 4,757,381 warrants underlying 4,757,381 subscription receipts issued by our company on July 6, 2021

		☐	☐	☐

		For	Against	Abstain
5.	To approve, ratify and confirm the increase in the number of shares of common stock available for grant of non-stock option awards under our company's 2020 Equity Incentive Plan by 3,000,000 shares	☐	☐	☐

The shares represented by this proxy, when this proxy is properly executed, will be voted as directed by the undersigned stockholder or, if no such directions are made, the shares represented by this proxy will be voted in accordance with recommendations of the Board of Directors, and as the proxies deem advisable on any other matters as may be properly brought before the meeting or any adjournment thereof.

This proxy is valid only when signed and dated.

Dated:		, 2021

Name

Signature

Signature if shares held jointly

Please date this proxy and sign your name as it appears on your stock certificate(s). When shares are held jointly, all owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title and authority. If a corporation, please sign in full corporate name by authorized officer and give full title of the authorized officer. If a partnership, please sign in full partnership name by authorized person and give full title of the authorized person.

PLEASE VOTE BY 11:59 P.M. (EASTERN TIME) ON SEPTEMBER 27, 2021.

VOTE BY INTERNET

Use the Internet to transmit your voting instructions at www.transhare.com/alkaline. Click Vote My Proxy and then click on the Company's name and follow the on-screen instructions.

VOTE BY EMAIL

Mark, sign and date your proxy card and return it via email to bizsolaconsulting@gmail.com. Include your control ID in your email.

VOTE BY FAX
Mark, sign and date your proxy card and return it via fax to 1-727-269-5616.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Transhare Corporation, Bayside Center 1, 17755 North US Highway 19, Suite 140, Clearwater, Florida 33764.